                             LETTER OF TRANSMITTAL

                      TO TENDER SHARES OF COMMON STOCK OF

                               ZAPME! CORPORATION
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 17, 2000

                                       BY

                         GILAT SATELLITE NETWORKS LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 14, 2000, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

BY MAIL:                   BY OVERNIGHT                 BY HAND:
  EquiServe, N.A.            COURIER:        Securities Transfer & Reporting
  P.O. Box 9573           EquiServe, N.A.               Services
  Boston, MA            40 Campanelli Drive           c/o EquiServe
  02205-9573            Braintree, MA 02184   100 Williams Street, Galleria
                                                   New York, NY 10038

 IF YOU REQUIRE ADDITIONAL INFORMATION PLEASE CALL EQUISERVE AT: (781) 575-3400

                                         DESCRIPTION OF SHARES TENDERED
NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S)            SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
 (PLEASE FILL IN, IF BLANK)     (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)

                                                     TOTAL NUMBER OF SHARES
                             SHARE CERTIFICATE            REPRESENTED             NUMBER OF SHARES
                                NUMBER(S)(1)           BY CERTIFICATE(S)            TENDERED(2)

----------------------------------------------------------------------------------------------------

                             -----------------------------------------------------------------------

                             -----------------------------------------------------------------------

                             -----------------------------------------------------------------------

                             -----------------------------------------------------------------------

                             -----------------------------------------------------------------------
        TOTAL SHARES
          TENDERED           -----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

(1) Need not be completed by stockholders who deliver Shares by book-entry transfer ("Book-Entry
    Stockholders").
(2) Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

[ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 10.

     The names and addresses of the registered holders of the tendered Shares (as defined below) should be printed, if not already printed above, exactly as they appear on the Share Certificates tendered hereby.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFORE BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by stockholders of ZapMe! Corporation (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                TENDER OF SHARES

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ------------------

Account Number: ------------------

Transaction Code Number: ------------------
--------------------------------------------------------------------------------

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

Name(s) of Registered Holder(s): ------------------

Window Ticket Number (if any): ------------------

Date of Execution of Notice of Guaranteed Delivery: ------------------

Name of Eligible Institution that Guaranteed Delivery: ------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Gilat Satellite Networks Ltd., an Israeli corporation ("Purchaser"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of ZapMe! Corporation, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase up to the number of Shares which, together with the Shares beneficially owned by Purchaser, constitute 51% of the Outstanding Shares (the "Maximum Number of Shares") at a purchase price of $2.32 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 17, 2000, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). "Outstanding Shares" shall mean the total number of Shares outstanding as determined on the last business day prior to the consummation of the Offer. Receipt of the Offer is hereby acknowledged.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints EquiServe Trust Company, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers or directors, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby and that upon the terms and subject to the conditions of the Offer, if more than the Maximum Number of Shares are validly tendered and not properly withdrawn prior to the Expiration Date, as defined herein, Purchaser will accept for payment and pay for only the Maximum number of Shares, on a pro rata basis (with appropriate adjustments to avoid the purchase of fractional Shares) from each stockholder who has validly tendered Shares in the Offer based on the number of Shares properly tendered by each stockholder prior to the Expiration Date and theretofore not properly withdrawn and Purchaser will return all Shares not purchased, by reason of proration or otherwise.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if the check for the purchase price of Shares accepted for payment of certificates representing Shares not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                   (Also complete Substitute Form W-9 below)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates representing Shares not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail:  [ ] Check  [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                   (Also complete Substitute Form W-9 below)

          ------------------------------------------------------------

                                   IMPORTANT
                             STOCKHOLDER: SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (full title)
--------------------------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

Area Code and Telephone Number ------------------------

Taxpayer Identification or Social Security Number ------------------------
                                                       (SEE SUBSTITUTE FORM W-9)

Dated: ------------ , 2000

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                   (If required -- See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature(s)
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone Number
---------------------------------------------------------------------------

Dated:
--------------------------------------------- , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Not Applicable to Book-Entry Stockholders). If fewer than all the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the stockholder is subject to backup withholding of Federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the

Substitute Form W-9 may subject the tendering stockholder to Federal income tax withholding of 31% of any payments made to the stockholder, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days. If, however, such person has not provided the Depositary with his or her TIN within such sixty (60) day period, the Depositary shall remit such previously retained amounts to the Internal Revenue Service as backup withholding and shall withhold 31% of all payments to such person thereafter until such person furnishes a TIN to the Depositary.

     In order for a foreign person to qualify as an exempt person, such person must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to such person's exempt status. A Form W-8 may be obtained from the Depositary, and should be signed, completed and returned to the Depositary with this Letter of Transmittal.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

     10. Waiver of Conditions. Subject to the terms and conditions of the Tender Offer Agreement (as defined in the Offer to Purchase), Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     11. Important Tax Information.

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder may be subject to backup withholding of 31%

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the shares. If the shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I, the Depositary will withhold 31% of any payments made to the stockholder, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

     12. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at (781) 575-3400. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

----------------------------------------------------------------------------------------------------------------------------
                                                        PAYOR'S NAME: EQUISERVE TRUST COMPANY, N.A.
----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         NAME
 FORM W-9                           ------------------------------------------------------------------------------------
                                    ADDRESS
                                    ------------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------
                                           (Number and Street)
                                    ------------------------------------------------------------------------------------
                                           (City)                           (State)                           (Zip Code)
                                   -------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY         PART 1(a) -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  TIN
 INTERNAL REVENUE SERVICE           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW           ----------------------------

                                                                                            (Social Security Number or
                                                                                            Employer Identification Number)
                                   ---------------------------------------------------------------------------------------
                                    PART 1(b) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING
                                    RECEIPT OF, YOUR TIN                                          [ ]
                                   ---------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR                PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")                     (SEE INSTRUCTIONS)
 AND CERTIFICATION                                     -------------------------------------------------------------------

                                    PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                                    (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                    that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                    SIGNATURE -------------------------------                DATE-------------------
----------------------------------------------------------------------------------------------------------------------------

     You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b)
  OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING
                              RECEIPT OF, YOUR TIN

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR BY THE TIME OF PAYMENT, 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THIS OFFER SHALL BE WITHHELD.

------------------------------------------------------------       ------------------------------------------
                         SIGNATURE                                                    DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

     Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Depositary at its telephone number and location listed below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.
                                EquiServe, N.A.
                              40 Campanelli Drive
                              Braintree, MA 02184

                                 (781) 575-3400